SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             September 6, 1996
             Date of Report (Date of Earliest Event Reported)



                         RFS HOTEL INVESTORS, INC.
          (Exact Name of Registrant as Specified in Its Charter)


       Tennessee             34-O-22164           62-1534743
   (State or Other     (Commission File No.)    (I.R.S.Employer
   Jurisdiction of                            Identification No.)
   Incorporation)


                         889 Ridge Lake Boulevard
                                 Suite 100
                         Memphis, Tennessee 38120
        (Address of Principal Executive Offices)   (Zip Code)


                             (901) 767-5154
        (Registrant's Telephone Number, Including Area Code)



                                N/A
   (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.        OTHER EVENTS.

     Effective September 6, 1996, the Common Stock of
RFS Hotel Investors, Inc. (the "Company") began trading on the New York Stock Exchange under the symbol
"RFS".

     Effective September 15, 1996, R. Lee Jenkins, age 66, was named Class III member of the Company's Board of Directors. Mr. Jenkins is also a director of National
Commerce Bancorportion and National Bank of
Commerce.  He was formerly President of Plough, Inc.
and Executive Vice President-Consumer Operations of
Schering-Plough Corporation.

     Also effective September 15, 1996, Minor W. Perkins, age 50, was named a Class I member of the Company's
Board of Directors. Mr. Perkins is the President of the Company.

                            SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RFS HOTEL
INVESTORS, INC.



September 15, 1996                  /s/ Michael J. Pascal
                                      Michael J. Pascal
                                      Secretary, Treasurer and
                                      Chief Financial Officer